Exhibit 10.16

AMENDMENT TO EMPLOYMENT AGREEMENT

THIS AMENDMENT TO EMPLOYMENT AGREEMENT (this “Amendment”), effective as of September 1, 2023 (the “Amendment Effective Date”), by and between Estrella Biopharma, Inc., a Delaware corporation (the “Company”), and Cheng Liu (the “Executive” and, together with the Company, the “Parties”).

Recitals

WHEREAS, the Company and Executive entered into that certain Offer Letter (the “Agreement”) dated as of July 29, 2022; and

WHEREAS, the Company desires to recognize the Executive for services rendered; and

WHEREAS, the Board of Directors of the Company has approved the amendment of the Agreement in the manner reflected herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants and conditions herein, the Parties, intending to be legally bound, hereby agree as follows, effective as of the Amendment Effective Date:

SECTION 1

Amendments to the agreement

1.1 Compensation and Reimbursement of Expenses. The following shall be added as a new Section 9 of the Agreement (with all capitalized terms having the meaning originally ascribed thereto in the Agreement):

“9. Bonus for Services Rendered. In recognition for services rendered, Executive shall be paid a one-time cash bonus of $180,000 within 90 days of the Amendment Effective Date.”

SECTION 2

Miscellaneous provisions

2.1 Counterparts. This Amendment may be executed in one or more facsimile, electronic or original counterparts, each of which shall be deemed an original and both of which together shall constitute the same instrument.

2.2. Ratification. All terms and provisions of the Agreement not amended hereby, either expressly or by necessary implication, shall remain in full force and effect. From and after the date of this Amendment, all references to the term “Agreement” in this Amendment or the original Agreement shall include the terms contained in this Amendment.

[Signature Page Follows]

EXECUTIVE:

/s/ Cheng Liu
Name:	Cheng Liu

Acknowledged and Accepted by the Company:

ESTRELLA BIOPHARMA, INC.

By:	/s/ Peter Xu
Name:	Peter Xu
Title:	Chief Financial Officer